SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2002
                                                           ------------



                               GLYCOGENESYS, INC.
                               ------------------
               (Exact name of registrant as specified in charter)



             NEVADA                     0-26476                 33-0231238
             ------                     -------                 ----------
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)


             31 St. James Avenue, Boston, Massachusetts       02116
             --------------------------------------------------------
           (Address of principal executive officers)       (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 9.           REGULATION FD DISCLOSURE

         GlycoGenesys, Inc. (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Company will discuss in its conference call on June 6, 2002 at 11:30 a.m.

         Forward-looking statements are made throughout Exhibit 99.1. Typically, the use of the words "believe", "anticipate", "plan", "expect", "seek", "estimate" and similar expressions identify forward-looking statements. Unless a passage describes a historical event, the statement should be considered a forward-looking statement. In keeping with the "Safe Harbor" provision of the Private Securities Litigation Reform Act of 1995, it should be noted that forward-looking statements regarding the Company's future expectations and projections are not guarantees of future performance. They involve risks, uncertainties and assumptions, and many of the factors that will determine the Company's future results are beyond the Company's ability to control or predict. Therefore, actual results may differ significantly from those suggested by forward-looking statements. These risks include the inability to obtain additional funding, the failure to successfully bring GCS-100 to market, the failure to protect or maintain rights to intellectual property, delisting from Nasdaq, the introduction of competing drugs as well as those risks detailed under the heading "Certain Factors That May Affect Future Results" contained in
Item 7A of the Company's Annual Report of Form 10-K/A for the year ended December 31, 2001.

         Exhibit 99.1 is dated as of the date hereof and reflects management's views as of that date. The Company undertakes no obligation to update the information contained in Exhibit 99.1, including forward-looking statements, to reflect subsequently occurring events or circumstances. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Form 8-K.

Exhibit Number    Description
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99.1              Partial Script from Conference Call




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 6, 2002                By: /s/ Bradley J. Carver
                                        ----------------------------------------
                                           Bradley J. Carver
                                           President and Chief Executive Officer